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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   April 4, 2009

                              XXX ACQUISITION CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                        000-49648                 73-1554122
       --------                       ---------                 ----------
(State or other jurisdiction   (Commission File Number)         IRS Employer
of incorporation)                                            Identification No.)

                   11 E. 44th Street, New York, New York 10017
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    212 687-1222
                                                      ------------


                            CONSORTEUM HOLDINGS, INC.
                            -------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On April 8, 2009, as a result of the stopping of trading in the Company's Common Stock by the Securities and Exchange Commission (see Item 8.01 below) and the resulting inability of the Company to meet the conditions of the transaction, Consorteum, Inc. terminated the proposed acquisition transaction. As requested by Consorteum, Inc., the Company is releasing the name "Consorteum Holdings, Inc." which it had adopted in anticipation of the acquisition, for which the change of name was a condition precedent. (See Item 5.03 below)


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

The Board of Directors has determined on April 4, 2009 that the financial statements for the fiscal year ended December 31, 2007 and the quarterly financial statements for March 31, 2008, June 30, 2008 and September 30, 2008 cannot be relied upon.

The Securities and Exchange Commission halted trading in the Company's Common Stock on April 1, 2009 citing INTER ALIA questions about the Company's current liabilities. Given this action, the Board of Directors has examined the financial statements for the fiscal year ended December 31, 2006 and the quarterly financial statements for the year 2008. The Board believes that the action was taken relating to certain debt and its attempted conversion to preferred stock and, in fact, that is the focus of the changes to be made, which will result in an increase in the liabilities

During the period ended December 31, 2006 various persons and entities loaned the Company funds in the amount of $550,957 which was carried as a liability until the December 31, 2006 Financial Statements. On December 28, 2006 the Company and the creditors entered into a certain Settlement Agreement which was attached as Exhibit 10.8 to the Form 10-KSB filed for the fiscal year ended December 31, 2006, pursuant to which the creditors agreed to advance a further $320,000. At that point, the Company was preparing to conduct a private placement of Convertible Preferred Stock on a mini-maxi basis and in Paragraph 6(a) of the Settlement Agreement the creditors agreed to convert the original $550,957 debt from 2006 and the new $320,000 debt to such Convertible Preferred Stock. Accordingly, on the financial statements for the fiscal year ended December 31, 2006 the $550,957 was treated as having been converted to preferred stock. However, the 2007 loans of $320,000 were not treated as having been converted to preferred stock until August, 2007 as reflected in the Form 10-QSB for September 30, 2007.

However, the then Board of Directors of the Company failed to file the required Certificate of Designation (to designate the Convertible Preferred Stock) with the Secretary of State of Nevada by December 31, 2007. Section 1955 of Chapter 78 of the Nevada Revised Statutes (the Nevada Corporation Act) specifically provides: "A certificate of designation signed and filed pursuant to this section must become effective before the issuance of any shares of the class or series." Accordingly, issuance of such shares during 2007 was not legally permissible.

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This situation was discovered by new management during the preparation of the
Financial Statements for the year ended December 31, 2007. Given that the Convertible Preferred Stock had not been designated and therefore could not be issued (or could not have been issued), the 2006 loans of $550,957, together with the 2007 loans of $320,000, were reverted to liabilities. This was reported in Form 10-KSB filed for December 31, 2007.

In March, 2007 the prior management had commenced the private placement of Convertible Preferred Stock and had sold 150 shares for $15,000. This was overlooked when the prior indebtedness was reverted to the original status of liabilities and the $15,000 preferred stock purchase was not converted to a liability; however, this was being done in the financial statements for the fiscal year ended December 31, 2008. That is, the sale of the 150 shares of the Convertible Preferred Stock in the offering is currently treated by the Company as a refundable subscription. This adjustment will be reflected in the restatements of the financial statements for the fiscal year ended December 31, 2007 and the quarterly financial statements during 2008. The restatements are being prepared and will be filed shortly.

This change will not have any impact on the previously reported earnings (loss) per share. The reclassification reduces stockholders' equity and increases the Company's liabilities by the same amount ($15,000). The audit report issued for 2007 would not have changed, since there was already a "going concern" statement in the report.

This matter has been discussed with the Company's independent accountant.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 8, 2009 the Company merged its wholly-owned Nevada subsidiary, XXX Acquisition Corp., with and into itself and in connection with such merger changed its name from Consorteum Holdings, Inc. to that of the subsidiary, XXX Acquisition Corp.

The change was made to release the name of Consorteum Holdings, Inc., at the request of Consorteum, Inc., which terminated the proposed acquisition transaction which had been in process.. Except for the change in the Company's name, there were no other changes to the Articles of Incorporation.


ITEM 8.01         OTHER EVENTS.

On April 1, 2009 the Securities and Exchange Commission ordered that trading in the Company's Common Stock be halted until April 15, 2009. Except for the contents of the order itself, the Company and its counsel are not aware of the reason for the halt. Accordingly, in reviewing the liabilities of the Company, as described in Item 4.02 above, the Company does not know whether it is addressing all of the concerns of the Commission.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            XXX ACQUISITION CORP.


                                            By: /s/ Marcia Rosenbaum, President
                                               ----------------------
April 9, 2009                                       Marcia Rosenbaum